CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 29, 2012	Dec. 31, 2011
Salespersons overdrafts, net of allowance	$ 10,003	$ 12,915
Preferred stock par value	$ 0.01	$ 0.01
Preferred Stock, authorized	300,000	300,000
Preferred Stock, Issued	0	0
Preferred Stock, Outstanding	0	0
Common stock par value	$ 0.01	$ 0.01
Common stock shares authorized	1,000	1,000
Common stock shares issued	1,000	1,000
Common stock shares outstanding	1,000	1,000